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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                Date of Report (Date of earliest event reported):
                       February 6, 1998 (January 30, 1998)



                            Aurora Electronics, Inc.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          Delaware                        0-9725                75-1539534
-------------------------------   ------------------------     -------------
(STATE OR OTHER JURISDICTION OF   (COMMISSION FILE NUMBER)     (IRS EMPLOYER
        INCORPORATION)                                       IDENTIFICATION NO.)



                          9477 Waples Street, Suite 150
                           San Diego, California 92121
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)



               Registrant's telephone number, including area code:
                                 (619) 552-1213



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ITEM 5.  OTHER EVENTS.

         On January 30, 1998, Aurora Electronics, Inc. ("Aurora") signed a definitive merger agreement with The Cerplex Group, Inc., a Delaware corporation ("Cerplex"). The merger would create one of the largest independent companies in the parts support and services logistics market.

         As a result of the merger, Cerplex would become a wholly-owned subsidiary of Aurora, and the current equity holders of Cerplex would be entitled to receive in a tax-free exchange approximately 25% of the post-merger, fully-diluted common stock of Aurora, after giving effect to the WCAS financing described below. Under the terms of the agreement, each share of Cerplex common stock would convert into 1.076368 shares of Aurora common stock.

         The merger is subject to Cerplex stockholder approval, regulatory approvals and the satisfaction of certain other conditions precedent, including securing acceptable senior bank financing. Cerplex stockholders holding more than 50% of Cerplex's voting securities have executed proxies and options agreements whereby such holders have committed to voting in favor of the merger. No assurance can be given, however, that the other conditions precedent will be achieved. The merger is expected to completed by the end of April 1998. Following the completion of the merger, Aurora will change its name to The Cerplex Group, Inc. and the combined company will operate under that name.

         Aurora also announced on January 30, 1998 that Larry McTavish will be appointed its Chairman and Chief Executive Officer, replacing Jim C. Cowart, who will serve on an interim basis as Vice-Chairman, and John Thompson, respectively. Following the merger with Cerplex, Mr. McTavish would continue as Chairman and Chief Executive Officer of the combined enterprises.

         Subject to the merger, Aurora's principal stockholder, Welsh, Carson, Anderson & Stowe ("WCAS"), has agreed to provide additional financing to Aurora, in the form of $18 million of new preferred stock and $15 million of new subordinated debt, and to exchange approximately $11 million of outstanding Aurora subordinated debt and accrued interest for $3.3 million of new preferred stock. After giving effect to the merger and the WCAS financing, WCAS would own approximately 69.2% of the fully-diluted common stock of Aurora. Consequently, if none of the Aurora stockholders (other than WCAS and its affiliates) elect to participate in the rights offering described below, the public stockholders would own approximately 5.8% of the fully-diluted common stock of Aurora following the merger. The proceeds of the WCAS financing and the proposed new senior bank financing would be used to repay approximately $30 million of outstanding senior bank obligations of Cerplex. In addition, at the effective time of the merger, approximately $18 million of outstanding subordinated notes of Cerplex, which have been purchased by WCAS, would be canceled and exchanged for $5.7 million of the new subordinated notes of Aurora.

         Aurora contemplates offering to all of its existing stockholders the right to purchase a pro rata share of the new preferred stock and new subordinated notes. The rights offering will be made only by means of a prospectus. As noted, any stockholder not electing to participate in this offering would experience substantial dilution of its existing equity interest in Aurora.



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

         2.1 Agreement and Plan of Merger dated January 30, 1998 among Aurora Electronics, Inc., a Delaware corporation, The Cerplex Group, Inc., a Delaware corporation, and Holly Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of Aurora Electronics, Inc.

         3.3 Form of Certificate of Amended to the Amended and Restated Certificate of Incorporation of Aurora Electronics, Inc. (Exhibit C to the Securities Purchase and Exchange Agreement)

         4.16 Form of Certificate of Designations, Preferences and Rights of Senior Cumulative Convertible Preferred Stock of Aurora Electronics, Inc. (Exhibit B to the Securities Purchase and Exchange Agreement)

         4.17 Amended and Restated Registration Rights Agreement dated January 30, 1998 among Aurora Electronics, Inc. and the purchasers named on Schedules I and II thereto (Exhibit D to the Securities Purchase and Exchange Agreement)

         10.45 Form of Irrevocable Proxy and Option Agreement executed by certain stockholders of The Cerplex Group, Inc. for the benefit of Aurora Electronics, Inc. (Exhibit A to Agreement and Plan of Merger)

         10.46 Form of Affiliates Letter to be executed in accordance with the Agreement and Plan of Merger dated January 30, 1998 (Exhibit B to Agreement and Plan of Merger)

         10.47 Securities Purchase and Exchange Agreement dated January 30, 1998 among Aurora Electronics, Inc., Welsh, Carson, Anderson & Stowe, VII, L.P., a Delaware limited partnership, WCAS Capital Partners II, L.P., a Delaware limited partnership, and the several purchasers named in Annex I thereto.

         10.48 10% Senior Subordinated Bridge Note among Aurora Electronics, Inc., as payor, and Welsh, Carson, Anderson & Stowe VII, L.P., as payee (Exhibit A-1 to the Securities Purchase and Exchange Agreement)

         10.49 Form of 10% Senior Subordinated Note Due December 31, 2004 of Aurora Electronics, Inc., as payor (Exhibit A-2 to Securities Purchase and Exchange Agreement)

         10.50 Stockholders Agreement dated January 30, 1998 among Welsh, Carson, Anderson & Stowe VII, L.P., a Delaware limited partnership, Aurora Electronics, Inc., a Delaware corporation, and The Cerplex Group, Inc., a Delaware corporation

         10.51 Interim Management Agreement dated January 30, 1998 among Aurora Electronics, Inc. and The Cerplex Group, Inc.

         10.52 Note Purchase Agreement dated January 30, 1998 between Aurora Electronics, Inc. and The Cerplex Group, Inc.

         10.53 Form of 10% Subordinated Note Due June 30, 1998 between The Cerplex Group, Inc., as payor, and Aurora Electronics, Inc., as payee (Exhibit A to Note Purchase Agreement)

         99.1 Press Release issued by Aurora Electronics, Inc. and The Cerplex Group, Inc. on February 2, 1998.



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

      Dated:  February 6, 1998                  AURORA ELECTRONICS, INC.


                                                By: /s/ F. Wayne Withers
                                                   -----------------------------
                                                   F. Wayne Withers
                                                   Senior Vice President and
                                                   Chief Financial Officer



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                                INDEX TO EXHIBITS


EXHIBIT NUMBER      DESCRIPTION
--------------      -----------

2.1 Agreement and Plan of Merger dated January 30, 1998 among Aurora Electronics, Inc., a Delaware corporation, The Cerplex Group, Inc., a Delaware corporation, and Holly Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of Aurora Electronics, Inc.

3.3 Form of Certificate of Amended to the Amended and Restated Certificate of Incorporation of Aurora Electronics, Inc. (Exhibit C to the Securities Purchase and Exchange
           Agreement)

4.16 Form of Certificate of Designations, Preferences and Rights of Senior Cumulative Convertible Preferred Stock of Aurora Electronics, Inc. (Exhibit B to the Securities Purchase and Exchange Agreement)

4.17 Amended and Restated Registration Rights Agreement dated January 30, 1998 among Aurora Electronics, Inc. and the purchasers named on Schedules I and II thereto (Exhibit D to the Securities Purchase and Exchange Agreement)

10.45 Form of Irrevocable Proxy and Option Agreement executed by certain stockholders of The Cerplex Group, Inc. for the benefit of Aurora Electronics, Inc. (Exhibit A to Agreement and Plan of Merger)

10.46 Form of Affiliates Letter to be executed in accordance with the Agreement and Plan of Merger dated January 30, 1998 (Exhibit B to Agreement and Plan of Merger)

10.47 Securities Purchase and Exchange Agreement dated January 30, 1998 among Aurora Electronics, Inc., Welsh, Carson, Anderson & Stowe, VII, L.P., a Delaware limited partnership, WCAS Capital Partners II, L.P., a Delaware limited partnership, and the several purchasers named in Annex I thereto.

10.48      10% Senior Subordinated Bridge Note among Aurora
           Electronics, Inc., as payor, and Welsh, Carson, Anderson & Stowe VII, L.P., as payee (Exhibit A-1 to the Securities Purchase and Exchange Agreement)

10.49 Form of 10% Senior Subordinated Note Due December 31, 2004 of Aurora Electronics, Inc., as payor (Exhibit A-2 to
           Securities Purchase and Exchange Agreement)

10.50 Stockholders Agreement dated January 30, 1998 among Welsh, Carson, Anderson & Stowe VII, L.P., a Delaware limited partnership, Aurora Electronics, Inc., a Delaware corporation, and The Cerplex Group, Inc., a Delaware corporation

10.51 Interim Management Agreement dated January 30, 1998 among Aurora Electronics, Inc. and The Cerplex Group, Inc.

10.52      Note Purchase Agreement dated January 30, 1998 between
           Aurora Electronics, Inc. and The Cerplex Group, Inc.

10.53 Form of 10% Subordinated Note Due June 30, 1998 between The Cerplex Group, Inc., as payor, and Aurora Electronics, Inc., as payee (Exhibit A to Note Purchase Agreement)

99.1 Press Release issued by Aurora Electronics, Inc. and The Cerplex Group, Inc. on February 2, 1998.